UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2003

Mercury Interactive Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22350	77-0224776
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1325 Borregas Avenue, Sunnyvale, California 94089

(Address of Principal Executive Offices)

(408) 822-5200

(Registrant’s Telephone Number, Including Area Code)

Item 5.    Other Events and Regulation FD Disclosure.

On August 18, 2003, Mercury Interactive Corporation (the “Registrant”) completed its acquisition of privately-held Kintana, Inc., a Delaware corporation. A copy of the press release issued by the Registrant concerning the foregoing transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release of the Registrant, issued on August 18, 2003, announcing that it has completed its acquisition of privately-held Kintana, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2003	MERCURY INTERACTIVE CORPORATION

	By:	/s/ SUSAN J. SKAER

	By:	Susan J. Skaer
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press release of the Registrant, issued on August 18, 2003, announcing that it has completed its acquisition of privately-held Kintana, Inc.